UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2023

LEO HOLDINGS CORP. II

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39865	98-1574497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Albany Financial Center South Ocean Blvd Suite #507

P.O. Box SP-63158

New Providence, Nassau, the Bahamas

(Address of Principal Executive Offices) (Zip Code)

(310) 800-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value per share, and one-fourth of one redeemable warrant	LHC.U	The New York Stock Exchange
Class A Ordinary Shares	LHC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed in the Current Report on Form 8-K (File No. 001-39865) filed by Leo Holdings Corp. II, a Cayman Islands exempted company (“Leo”) with the Securities and Exchange Commission (“SEC”) on November 17, 2023, Leo and World View Enterprises Inc., a Delaware corporation (“World View”) announced the intention to terminate the Agreement and Plan of Merger, by and among, Leo, Glimpse Merger Sub, Inc. (“Merger Sub I”), Glimpse Merger Sub II, LLC (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”) and World View, dated as of January 12, 2023 (as amended and restated by that certain Amended and Restated Agreement and Plan of Merger, dated as of September 13, 2023, as amended on October 12, 2023, the “Business Combination Agreement”). The transactions contemplated by the Business Combination Agreement are referred to as the “Business Combination.” Leo, the Merger Subs and World View are collectively referred to as the “Parties.” Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Business Combination Agreement.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

Termination of the Business Combination Agreement

On November 20, 2023, the Parties entered into a Termination Agreement (the “Termination Agreement”), effective as of such date, pursuant to which the Parties agreed to mutually terminate the Business Combination Agreement. The Parties determined to terminate the Business Combination due to challenging market conditions.

Pursuant to the Termination Agreement, among other things, the Parties have also agreed, on behalf of themselves and their respective related parties, to a release of claims relating to the Business Combination Agreement, the transactions contemplated under the Business Combination Agreement and the termination of the Business Combination Agreement.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated by reference in this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

10.1	Termination Agreement, dated as of November 20, 2023, by and among Leo Holdings Corp. II, Glimpse Merger Sub, Inc., Glimpse Merger Sub II, LLC and World View Enterprises Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEO HOLDINGS CORP. II

Dated: November 21, 2023

By:	/s/ Lyndon Lea
Name:	Lyndon Lea
Title:	Chief Executive Officer